UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund July 31, 2018

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Whether you are a long-time or new investor with Green Century, you are one of a growing number of individuals (and institutions) who are choosing to invest in a manner that reflects your values and makes an impact. Thank you for choosing Green Century as your partner.

A lot has changed since Green Century helped start the responsible investing movement almost thirty years ago, including with us. In just the last five years ending July 31, 2018, our assets under management have grown 268 percent.

Green Century also is pleased to provide people with new ways to align their investments with their values, including our Green Century MSCI International Index Fund (GCINX and GCIFX) and the new institutional share class of our Green Century Equity Fund (GCEUX).

While responsible investing is increasingly common, Green Century remains unique. Our three-pronged approach offers investors an opportunity to make a real difference while seeking competitive financial returns.

In this Annual Report, we share performance information and analyses about our Funds, the Funds’ financial statements and a sampling of some of the tangible environmental victories Green Century achieved this year with the help of investors like you.

The first prong of our approach is our investment strategy that includes:

Fossil Fuel Free Portfolios. Green Century believes that responsible mutual funds should not invest in the most irresponsible industries, especially the ones most culpable for climate change.

As the first family of diversified and responsible fossil fuel free mutual funds in the U.S., Green Century has championed fossil fuel free investing since before the fossil fuel divestment movement’s founding in 2012. And, as more individuals and institutions—from the New York City Pension Funds to Ireland—divest, Green Century is proud of our leadership role.

As interest in fossil fuel free investing has grown, so too has our role in sharing the evidence demonstrating its potential financial benefits, including better performance, lower volatility, and avoidance of stranded assets.

Green Century also has been a leader in explaining the fossil fuel divestment movement’s goal of diminishing the influence of fossil fuel companies over U.S. policies, which draws on lessons from the successful divestment campaign to end apartheid in South Africa. Please see www.GreenCentury.com for more information on fossil fuel free investing.

Value-Aligned Choices. Green Century also avoids other dangerous and harmful industries including nuclear energy, nuclear weaponry and conventional firearms as well as producers of GMOs (Genetically Modified Organisms) and tobacco. Instead the Green Century Funds seek to invest in sustainable companies in renewable energy, healthy living, and many other industries.

Environmental, Social, and Governance (ESG) Performance Ratings. Since our beginning, Green Century has invested in companies that are outstanding in addressing the most relevant environmental, supply chain, and corporate governance factors relative to their peers. While some firms are launching new investment products incorporating ESG factors, Green Century’s decades of experience provides our investors with an authentic and time-tested approach. Using ESG ratings has been shown to reduce risk and it may offer financial advantages as well. It definitely allows investors to put their money in businesses that are leaders in reducing greenhouse gas emissions, improving supply chain practices, and implementing strong governance structures.

Making Companies More Sustainable and Part of the Solution

Green Century believes that even corporate sustainability leaders have room for improvement, which is why we pressure dozens of companies every year to adopt stronger environmental practices and policies throughout their operations and supply chains. We believe that companies that protect the environment, the communities in which they operate, and public health may avoid brand and reputational damage, which can protect shareholder interests.

Green Century’s in-depth shareholder advocacy program goes well beyond voting proxies to include dialogues, shareholder resolutions, and global collaborations that leverage the power of our investors, reduce potential investment risks, and deliver tangible results.

Last year Green Century engaged more than 40 companies on a variety of issues and achieved many victories, including:

•	Secured a policy from Dr Pepper Snapple[1] to require all of its agricultural suppliers to reduce their use of pesticides to protect bees and other pollinators.

•	Pressed companies, including Procter & Gamble,[1] to reduce their use of plastic packaging and single-use plastics, such as straws and bags.

•

Worked with The Kellogg Company[1] to adopt a palm oil policy to protect forests and endangered species in Southeast Asia. Kellogg now buys 99.5 percent of the palm oil it uses in its cereal, crackers and cookies from growers on certified sustainable land.

•	Led a high-profile campaign to pressure Amazon,[1] owner of Whole Foods, to take steps to reduce food waste.

Supporting Environmental and Public Health Organizations

Green Century is the only U.S. mutual fund company founded and owned by environmental non-profit organizations. This means that 100 percent of the profits Green Century Capital Management earns managing our Funds support non-profit environmental and public health advocacy organizations. This unique ownership structure is integral to our mission and an important way that we help our investors align their investments with their values.

In the last year, Green Century funded these organizations and programs:

•

Environment America, which protects the places you love and promotes core environmental values, such as clean air to breathe, clean water to drink, and clean energy to power our lives. With 29 state affiliates and members in every state, the organization is working to protect our National Parks, urging cites and campuses to go 100 percent renewable, and advocating that states and companies harness the abundant wind power off the Atlantic coast.

•	Environment California, which played a key role in passing a recent California law that will equip all new homes with solar panels.

•

U.S. PIRG, which is working to win concrete results on real problems that affect millions of lives, and standing up for the public against powerful interests when they push the other way. U.S. PIRG’s “Stop the Overuse of Antibiotics” program is working to curtail the use of antibiotics on farms that is contributing to the rise of antibiotic-resistant bacteria and threatening the health of millions of people every year. The organization is calling on states and working with companies to address this growing public health threat. The campaign has helped persuade McDonald’s,[1] Subway,[1] KFC[1] and other large restaurant chains to adopt and implement policies that have stopped the use of antibiotics in poultry.

Green Century’s many environmental victories are made possible by our investors. Thank you for using your investments to make a difference and for choosing Green Century. We appreciate your support and are always here to answer your questions.

We also want to share more of the ways you are making an impact through our free online newsletter. You can sign up by visiting www.GreenCentury.com, emailing us at info@greencentury.com or calling us at 1-800-934-7336.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.     Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2018 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2018, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 65.6% and bonds constituted 32.3% of the Fund’s net assets. The Fund also held 0.1% of its net assets in community investment certificates of deposit and had 2.0% invested in cash, cash equivalents, and other assets, less liabilities. The Fund’s portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 74 equity holdings at fiscal year-end, none of which represented more than 3.1% of total net assets. Generally, larger, less-volatile companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

As of July 31st, the stocks held by the Balanced Fund were also diversified by industry, with (as a percent of total net assets) Software & Services (11.6%), Capital Goods (5.9%) and Pharmaceuticals & Biotechnology (5.5%) as the largest sectors.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries including Healthy Living, Capital Goods and Transportation.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

Green Century’s environmental screens keep the Fund out of traditional Energy and Utility companies, while the Fund has broad exposure to Information Technology, Health Care, Financial, Consumer, and Industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for such environmentally positive goals as greenhouse gas reduction, climate adaptation, and climate change mitigation. As of July 31st, 17.0% of the total portfolio and 52.6% of the market value of the bonds held in the Fund were designated Green and Sustainability Bonds, as well as Renewable Energy and Energy Efficiency bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 55 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (3.70 years) and modified duration (3.22 years) remained in the intermediate-range. The weighted average yield to maturity was 3.11%. All fixed income holdings were investment grade at the time of purchase and the overall credit quality of the portfolio and the overall credit quality of the portfolio has improved as one non-investment grade bond matured and the other was sold. Currently all fixed income holdings are either rated BBB- or higher by S&P, are backed by the U.S. government, or are issued by supra-national agencies with AAA equivalent ratings.

Economic Environment.    According to the Fund’s subadvisor, investor uncertainty has increased substantially since the start of the year, driven by contrasting risks and opportunities. The dramatic benefit to after-tax corporate earnings from the President’s tax bill was largely priced into equity markets by late January 2018, after many publicly traded companies announced their guidance based on the tax-law changes. But promises regarding the long-term economic effects of fiscal stimulus may take years to unfold and for markets to evaluate. Economic data strength has thus far defied the anticipated cooling effects of the Federal Reserve’s rate hikes, and history suggests that these effects will unfold very gradually. In June of 2017, the unemployment rate fell below the previous business cycle low of 4.5%, suggesting an exceptionally tight labor market. Yet over the past year, we have not seen the wage inflation that these conditions tend to generate. New and proposed tariffs, with corresponding retaliation, create increased market risk and real impacts in terms of increased materials costs, shifting supply chains, and rising costs to consumers. Current consumer spending strength primarily reflects the low unemployment rate, and a modest contribution from front-loaded income tax cuts, but rising costs and increased interest rates may quickly dampen consumer appetite. Financial market performance over the last year reflects the achievement of investors’ prior expectations, tempered by an emerging recognition of long-term risks, but the portfolio managers doubt that much higher growth can be expected from here. Thus, despite elevated economic data and in consideration of substantial emerging risks, the portfolio managers continue to characterize this economic cycle by its slow and steady evolution.

Investment Strategy and Performance.    Green Century believes that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. We specifically avoid risks associated with exposure to fossil fuels. Green Century and our subadvisor believe that companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the period include Ingersoll Rand,1 an industrial company manufacturing heating, ventilation, and cooling (HVAC) systems through its Trane brand, a leader in energy efficient heating and air conditioning systems. The company has well defined goals and targets to reduce the greenhouse gas (GHG) footprint of its products and is focused on developing products that reduce global warming potential refrigerants and GHG emissions. Waters Corp.1 is a healthcare company focused on life science equipment, but also has a division focused on products used in testing water quality. Waters’ instruments give precise readings on a number of toxins and pollutants, including dioxin emissions and impurities in drinking water. Waters conducts lifecycle assessments of major products to determine the overall energy profile of a given product and offers take back programs to customers to properly dispose of electronic waste.

The Fund holds over $42 million in Green and Sustainability Bonds and Notes and renewable energy and energy efficiency bonds, including notes issued by The Korea Development Bank,1 International Finance Corp.,1 International Bank for Reconstruction and Development (World Bank),1 Overseas Private Investment Corp.,1 Regency Centers LP,1 and Starbucks.1

For the year ending July 31, 2018, the Balanced Fund’s returns were 7.32%, underperforming the 9.21% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index3 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index4 (40% weighting).

The underperformance of the Fund during this time period is reflective of the Fund’s higher quality focus in a period driven by momentum returns. For example, the Fund being underweight to high-flying Apple1 and non-exposure to similarly fast moving Amazon1 detracted from results. The Fund also had sub-par stock selection in Health Care, with Cigna1 down on news of Amazon’s pending entry into the insurance market. These impacts were partly offset by many of the Technology names the Fund held that performed well, including Mastercard1, Paypal1, and Palo Alto Networks1. In addition, the Fund’s fixed income exposure outperformed due to having lower duration than the benchmark. Equity performance over the last six months has traded a bit more on fundmentals, and the Fund has seen its relative performance improve. The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

Green Century Balanced Fund Total expense ratio: 1.48%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2018	Green Century Balanced Fund	1.40%	5.77%	7.61%	6.65%
	Custom Balanced Index	2.18%	8.34%	8.70%	7.66%
July 31, 2018	Green Century Balanced Fund	3.51%	7.32%	7.23%	6.84%
	Custom Balanced Index	4.37%	9.21%	8.47%	7.94%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations. In addition, the Fund’s portfolio managers anticipate that the U.S. will experience a rising interest-rate environment for at least the next twelve months, with short-term interest rates likely to rise slightly more than intermediate-term interest rates. In response, the Fund’s portfolio managers have slightly shortened the average maturity and duration of the portfolio, but do not anticipate shortening further at this time.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks

The S&P 500® Index5 and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria; as a result, performance could be affected.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index6 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria; as a result, performance could be affected.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for the latest quarter ended July 31, 2018 was 6.42% for the individual investor share class while the S&P 500® Index returned 6.87% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25% for Individual Investor Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2018	Green Century Equity Index Fund — Individual Investor Share Class	2.87%	13.24%	12.20%	9.67%
	S&P 500® Index	3.43%	14.37%	13.42%	10.17%
July 31, 2018	Green Century Equity Index Fund — Individual Investor Share Class	6.42%	14.52%	12.02%	10.01%
	S&P 500® Index	6.87%	16.24%	13.12%	10.67%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information. As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

For the year ended July 31, 2018, the Equity Fund individual investor share class returned 14.52%, under-performing the S&P 500® Index which returned 16.24%. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The performance of the Fund, relative to the MSCI Index, was boosted by the positive impact of stock selection in the Information Technology and Industrials sectors. The relative performance of the Fund was negatively impacted by stock selection in the Telecommunication Services and Financials sectors.

The strongest performing sectors in the Equity Fund were Information Technology, Industrials and Financials. Among the worst performing sectors was Consumer Staples, and not owning Energy companies hurt the Fund relative to the Index. Within the MSCI KLD 400 Social ex Fossil Fuels Index, Information Technology, Industrials and Financials were the strongest performing sectors. The worst performing sectors were Consumer Staples and Real Estate.

Despite the volatile geopolitical climate, the S&P 500® Index rebounded in the second quarter of 2018. Headlines were dominated by talks of tariffs and trade wars between the U.S. and several trade partners, most prominently China and Europe. Investor sentiment was bolstered by continued corporate earnings strength, with favorable impacts from corporate tax reform adding to growth. Steady Federal Reserve policy of gradual interest rate hikes, pushed yields slightly higher and contributed to a higher U.S. dollar. Rising oil prices led to strong returns in the Energy sector, while the Consumer Discretionary and Technology sectors continued to outpace the market.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index7, a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 240 companies in the MSCI World ex USA SRI Index,8 minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The MSCI World ex USA SRI ex Fossil Fuels Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the MSCI World ex USA SRI ex Fossil Fuels Index. Major military contractors and firearms manufacturers are also ineligible. The MSCI World ex USA SRI ex Fossil Fuels Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The MSCI World ex USA SRI ex Fossil Fuels Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

While the international markets have dipped recently, the International Fund outperformed its benchmark for the latest quarter ended July 31, 2018. The Fund’s total return was –0.47% for the individual investor share class and –0.38% for the institutional share class for this period, while the MSCI World ex USA Index returned –0.59% for the same period. Additional results for various time periods are below:*

Green Century MSCI International Fund Total expense ratio: 1.28% for Individual Investor Share Class and 0.98% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Inception Date: September 30, 2016
		Latest Quarter	One Year	Since Inception
June 30, 2018	Green Century MSCI International Index Fund — Individual Investor Share Class	–1.89%	4.14%	8.45%
	Green Century MSCI International Index Fund — Institutional Share Class	–1.81%	4.42%	8.71%
	MSCI World ex USA Index	–0.75%	7.04%	11.17%
July 31, 2018	Green Century MSCI International Index Fund — Individual Investor Share Class	–0.47%	3.62%	9.61%
	Green Century MSCI International Index Fund — Institutional Share Class	–0.38%	3.90%	9.87%
	MSCI World ex USA Index	–0.59%	6.50%	12.10%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

For the one year period ended July 31, 2018, the Institutional and Individual Investor share classes of the Green Century MSCI International Index Fund (International Fund), which closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index, returned 3.90% and 3.62%, respectively, while the Fund’s benchmark, the

MSCI World ex USA Index (Index), returned 6.50% during the same period. The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the International Fund and the Index.

While the Telecommunication Services sector was the worst-performing sector of the Index during the period, it contributed positively to the Fund. The International Fund is overweight in the Telecommunication Services sector versus the Index, but the Fund’s stock selection criteria contributed to a positive return for the sector and to outperformance versus the Index.

The International Fund’s performance relative to the Index was hindered by stock selection in the Consumer Discretionary sector in addition to exposure to Australia and Spain. The International Fund has no exposure to the Energy sector, which returned nearly 25% for the Index during the period.

International equities underperformed U.S. equities for the year ending July 31, 2018. After the first quarter of 2018 became the first negative quarter since 2015, U.S. markets rebounded in the second quarter, despite the volatile geopolitical climate. Recent headlines were dominated by talks of tariffs and trade wars between the US and several trade partners, most prominently China and Europe. Investor sentiment in the U.S. was bolstered by continued corporate earnings strength, with favorable impacts from corporate tax reform adding to growth. Steady Federal Reserve policy of gradual interest rate hikes, pushed yields slightly higher and contributed to a higher US dollar. Rising oil prices led to strong returns in the Energy sector and the Consumer Discretionary and Technology sectors continued to outpace the market.

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

Developed international equity markets pulled back in the second quarter of 2018 with Europe and Japan equity markets leading the underperformance. While global growth was strong to start the year, recently there have been concerns the economic strength of Europe has declined as the wave of populism sweeps across Europe. The election of Italian president Salvini has investors concerned about more disruption in the Eurozone and the future of the Euro.

Global trade policies are also weighing on investors, as the U.S. has threatened to increase tariffs on many of its trading partners. An escalation of a trade war with Europe or China would put pressure on global growth. Global interest rates still remain low and supportive of future economic growth.

The International Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the International Fund is invested may perform worse than the stock market as a whole. The developed ex-U.S. equities in which the International Fund is invested may also perform worse than the stock market as a whole. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria; as a result, performance could be affected.

1 As of July 31, 2018, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
The Procter & Gamble Co.	0.42%	1.85%	0.00%
Kellogg Company	0.00%	0.17%	0.00%
McDonald’s Corporation	0.00%	1.14%	0.00%
Ingersoll-Rand PLC	1.07%	0.22%	0.00%
Waters Corp.	0.46%	0.14%	0.00%
Korea Development Bank	0.51%	0.00%	0.00%
International Finance Corporation	0.19%	0.00%	0.00%
International Bank for Reconstruction and Development	0.77%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Overseas Private Investment Corporation	0.49%	0.00%	0.00%
Regency Centers LP	0.79%	0.00%	0.00%
Starbucks Corporation	1.85%	0.67%	0.00%
Apple, Inc.	2.65%	0.00%	0.00%
Cigna Corporation	1.60%	0.40%	0.00%
Mastercard, Inc. Class A	2.29%	0.00%	0.00%
PayPal Holdings, Inc.	1.16%	0.00%	0.00%
Palo Alto Network, Inc	1.33%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2018, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index).

3 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

4 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

5 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

6 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

7 The MSCI World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

8 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to risks including interest rate, credit, and inflation. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria; as a result, performance could be affected.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/18

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2018 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2018, to July 31, 2018 for the Balanced Fund, the Equity Fund Individual Investor Class, and the International Index Fund Individual Investor Class and Institutional Class and May 1, 2018 to July 31, 2018 for the Equity Fund Institutional Class (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2018	ENDING ACCOUNT VALUE JULY 31, 2018	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,001.40	$7.34
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.66	7.40

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2018	ENDING ACCOUNT VALUE JULY 31, 2018	EXPENSES PAID DURING THE PERIOD

Equity Fund
Actual Expenses — Individual Investor Class[1]	$1,000.00	$998.40	$6.22
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.77	6.29

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE JULY 31, 2018	EXPENSES PAID DURING THE PERIOD
Actual Expenses — Institutional Class[2]	$1,000.00	$1,065.00	$2.47
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.29	4.76

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2018	ENDING ACCOUNT VALUE JULY 31, 2018	EXPENSES PAID DURING THE PERIOD[1]
International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$949.10	$6.19
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.65	6.41
Actual Expenses — Institutional Class	1,000.00	949.90	4.74
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.14	4.91

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund, 1.25% for the Equity Fund Individual Investor Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 Expenses are equal to the Funds’ annualized expense ratios (0.95% for the Equity Fund Institutional Class), multiplied by the average account value over the period, multiplied by 92/365 (to reflect period since inception).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2018

COMMON STOCKS — 65.6%
	SHARES	VALUE
Software & Services — 11.6%
Adobe Systems, Inc. (a)	6,573	$1,608,282
Alphabet, Inc., Class A (a)	6,261	7,683,624
Autodesk, Inc. (a)	18,616	2,391,039
Blackbaud, Inc.	16,690	1,665,829
Facebook, Inc., Class A (a)	13,120	2,264,250
MasterCard, Inc., Class A	28,591	5,661,018
Microsoft Corporation	43,104	4,572,472
PayPal Holdings, Inc. (a)	35,015	2,876,132

		28,722,646

Capital Goods — 5.9%
A.O. Smith Corporation	25,088	1,493,489
Hexcel Corporation	37,314	2,575,039
Illinois Tool Works, Inc.	19,517	2,797,372
Ingersoll-Rand PLC	26,748	2,634,945
Middleby Corporation (The) (a)	10,569	1,083,111
Wabtec Corporation	11,699	1,290,634
Xylem, Inc.	33,464	2,562,004

		14,436,594

Pharmaceuticals & Biotechnology — 5.5%
Celgene Corporation (a)	27,219	2,452,160
Gilead Sciences, Inc.	42,241	3,287,617
Illumina, Inc. (a)	5,177	1,679,212
IQVIA Holdings, Inc. (a)	11,283	1,375,849
Merck & Company, Inc.	55,816	3,676,600
Waters Corporation (a)	5,791	1,142,390

		13,613,828

Retailing — 5.2%
Booking Holdings, Inc. (a)	968	1,963,801
Home Depot, Inc. (The)	13,443	2,655,261
Target Corporation	26,125	2,107,765
TJX Companies, Inc. (The)	31,871	3,099,773
Tractor Supply Company	37,091	2,894,582

		12,721,182

Insurance — 4.8%
Aflac, Inc.	56,782	2,642,634
Chubb Ltd. (b)	15,375	2,148,195
Lincoln National Corporation	26,948	1,835,159
Reinsurance Group of America, Inc.	16,034	2,268,811
Travelers Companies, Inc. (The)	23,521	3,061,023

		11,955,822

	SHARES	VALUE
Banks — 3.9%
East West Bancorp, Inc.	22,236	$1,439,559
First Republic Bank	22,973	2,271,111
KeyCorp	133,909	2,794,681
PNC Financial Services Group, Inc. (The)	21,808	3,158,452

		9,663,803

Healthcare Equipment & Services — 3.8%
Baxter International, Inc.	17,563	1,272,439
Cigna Corporation	22,049	3,956,032
Medtronic PLC (b)	14,550	1,312,847
Quest Diagnostics, Inc.	13,466	1,450,558
Stryker Corporation	8,950	1,461,087

		9,452,963

Technology Hardware & Equipment — 3.1%
Apple, Inc.	14,000	2,664,060
Cisco Systems, Inc.	41,256	1,744,716
Palo Alto Networks, Inc. (a)	16,550	3,281,203

		7,689,979

Food & Beverage — 2.7%
General Mills, Inc.	300	13,818
McCormick & Company, Inc.	24,042	2,825,897
Unilever NV (b)	68,172	3,917,163

		6,756,878

Semiconductors — 2.7%
Analog Devices, Inc.	24,092	2,316,205
ASML Holding NV (b)	8,209	1,756,726
Xilinx, Inc.	34,708	2,501,405

		6,574,336

Consumer Durables & Apparel — 2.3%
Newell Brands, Inc.	87,452	2,290,368
NIKE, Inc., Class B	19,253	1,480,748
VF Corporation	19,571	1,801,902

		5,573,018

Real Estate — 1.8%
AvalonBay Communities, Inc.	10,785	1,907,327
Forest City Realty Trust, Inc., Class A	42,047	1,049,914
SBA Communications Corporation, Class A (a)	9,695	1,534,234

		4,491,475

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	SHARES	VALUE
Materials — 1.8%
Ball Corporation	25,182	$981,343
International Flavors & Fragrances, Inc.	9,107	1,209,045
Sealed Air Corporation	51,990	2,291,199

		4,481,587

Renewable Energy & Energy Efficiency — 1.6%
First Solar, Inc. (a)	22,808	1,193,999
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53,040	1,039,054
Ormat Technologies, Inc.	31,517	1,709,797

		3,942,850

Diversified Financials — 1.4%
Bank of New York Mellon Corporation (The)	29,888	1,598,112
Charles Schwab Corporation (The)	38,304	1,955,802

		3,553,914

Food & Staples Retailing — 1.4%
Costco Wholesale Corporation	15,608	3,413,626

Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	9,336	1,119,386
United Parcel Service, Inc., Class B	14,085	1,688,651

		2,808,037

Household & Personal Products — 1.1%
Church & Dwight Company, Inc.	28,772	1,608,355
Procter & Gamble Company (The)	12,767	1,032,595

		2,640,950

Utilities — 1.0%
American Water Works Company, Inc.	28,536	2,518,302

Consumer Services — 0.9%
Starbucks Corporation	40,211	2,106,654

Telecommunication Services — 0.7%
Verizon Communications, Inc.	31,835	1,643,959

Automobiles & Components — 0.5%
BorgWarner, Inc.	29,100	1,339,182

Media — 0.4%
Omnicom Group, Inc.	15,070	1,037,268

	SHARES	VALUE
Healthy Living — 0.4%
United Natural Foods, Inc. (a)	27,516	$886,015

Total Common Stocks (Cost $113,541,420)		162,024,868

	PRINCIPAL AMOUNT
BONDS & NOTES — 32.3%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 17.0%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	2,961,384
Apple, Inc. 3.00%, due 6/20/27 (c)	1,000,000	956,654
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	944,164
Bank of America Corporation 2.151%, due 11/9/20 (c)	1,750,000	1,710,459
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	630,396
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	1,948,240
Digital Realty Trust LP 3.95%, due 7/1/22 (c)	2,000,000	2,019,862
European Bank for Reconstruction & Development 0.875%, due 7/22/19 (b)	1,500,000	1,474,935
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	1,937,846
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	467,505
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,894,256
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	469,181
Kommunalbanken AS 1.375%, due 10/26/20 (b)(d)	2,000,000	1,934,756
Kommuninvest I Sverige AB 1.50%, due 4/23/19 (b)(d)	1,000,000	992,376

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Korea Development Bank (The) 3.062% (LIBOR 3 Month+73 basis points), due 7/6/22 (b)(e)	$1,250,000	$1,249,970
Kreditanstalt fuer Wiederaufbau 1.75%, due 10/15/19 (b)	3,000,000	2,967,732
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	970,315
Morgan Stanley 2.20%, due 12/7/18	3,000,000	2,997,432
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	1,995,592
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	945,129
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,468,008
Overseas Private Investment Corporation 3.28%, due 9/15/29	778,311	765,445
Overseas Private Investment Corporation 3.33%, due 5/15/33	233,299	228,476
Overseas Private Investment Corporation 3.43%, due 6/1/33	226,065	224,034
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	1,963,626
Starbucks Corporation 2.45%, due 6/15/26 (c)	2,750,000	2,469,868
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	2,000,000	1,960,624
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,472,140

		42,020,405

U.S. Government Agencies — 6.4%
Fannie Mae Pool 1.76%, due 7/1/23	393,657	380,823
Federal Farm Credit Banks 1.80%, due 6/15/20	200,000	196,785
Federal Farm Credit Banks 2.23%, due 11/15/22 (c)	1,500,000	1,455,790

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — (continued)
Federal Farm Credit Banks 2.98%, due 3/13/23 (c)	$3,000,000	$2,965,113
Federal Farm Credit Banks 2.26%, due 11/13/24	500,000	476,752
Federal Home Loan Banks 3.875%, due 12/14/18	550,000	553,466
Federal Home Loan Banks 1.25%, due 1/16/19	3,000,000	2,987,223
Federal Home Loan Banks 3.89%, due 5/3/28 (c)	3,000,000	2,979,684
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	504,660
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19 (a)	200,000	192,851
Federal National Mortgage Association 1.70%, due 1/27/20 (c)	3,000,000	2,958,018

		15,651,165

Banks — 2.3%
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,562,712
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,023,739
U.S. Bancorp 1.95%, due 11/15/18 (c)	3,000,000	2,995,431

		5,581,882

Software & Services — 2.2%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	531,938
Microsoft Corporation 1.10%, due 8/8/19	3,000,000	2,957,910
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,021,997
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	976,675

		5,488,520

Community Development Financial Institutions — 1.6%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	1,940,462

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2018	concluded

	PRINCIPAL AMOUNT	VALUE
Community Development Financial Institutions — (continued)
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	$2,000,000	$1,981,048

		3,921,510

Diversified Financials — 1.2%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,009,248
State Street Corporation 3.10%, due 5/15/23	2,000,000	1,963,310

		2,972,558

Pharmaceuticals & Biotechnology — 0.5%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,269,079

Real Estate — 0.4%
HCP, Inc. 3.875%, due 8/15/24 (c)	1,000,000	976,092

Telecommunication Services — 0.3%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	765,634

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	542,467

Food & Staples Retailing — 0.2%
CVS Health Corporation 2.25%, due 12/5/18 (c)	500,000	499,167

Total Bonds & Notes (Cost $81,139,929)		79,688,479

CERTIFICATES OF DEPOSIT — 0.1%
Self-Help Credit Union 1.30%, due 6/21/19	95,000	94,063
Self-Help Federal Credit Union 1.40%, due 3/17/20	240,000	235,309

Total Certificates Of Deposit (Cost $335,000)		329,372

SHORT-TERM INVESTMENT — 1.9%
VALUE
UMB Money Market Fiduciary Account , 0.25% (f) (Cost $4,705,291)	$4,705,291

Total Short-term Investments (Cost $4,705,291)	4,705,291

TOTAL INVESTMENTS (g) — 99.9%
(Cost $199,721,640)	246,748,010
Other Assets Less Liabilities — 0.1%	317,783

NET ASSETS — 100.0%	$247,065,793

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,414,728.

(e)	Floating rate bond. Rate shown is currently in effect at July 31, 2018.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $199,567,760 resulting in gross unrealized appreciation and depreciation of $50,902,317 and $3,722,067 respectively, or net unrealized appreciation of $47,180,250.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2018

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 26.2%
Accenture PLC, Class A (a)	14,724	$2,345,975
Adobe Systems, Inc. (b)	11,742	2,873,033
Alphabet, Inc., Class A (b)	7,129	8,748,851
Alphabet, Inc., Class C (b)	7,520	9,153,795
ANSYS, Inc. (b)	2,012	339,787
Autodesk, Inc. (b)	5,282	678,420
Automatic Data Processing, Inc.	10,588	1,429,274
CA, Inc.	7,443	329,055
Cadence Design Systems, Inc. (b)	6,794	299,547
Citrix Systems, Inc. (b)	3,250	357,403
Cognizant Technology Solutions Corporation, Class A	14,088	1,148,172
Convergys Corporation	2,263	55,670
Dell Technologies, Inc. Class V (b)	4,734	437,990
Facebook, Inc., Class A (b)	57,234	9,877,444
FleetCor Technologies, Inc. (b)	2,162	469,154
Fortinet, Inc. (b)	3,415	214,838
International Business Machines Corporation	21,999	3,188,315
Intuit, Inc.	5,819	1,188,473
Microsoft Corporation	174,704	18,532,600
Oracle Corporation	74,166	3,536,235
salesforce.com, Inc. (b)	16,389	2,247,751
Symantec Corporation	14,882	300,914
Teradata Corporation (b)	2,998	114,793
VMware, Inc., Class A (b)	1,726	249,562
Western Union Company (The)	11,053	222,828
Workday, Inc., Class A (b)	3,252	403,313

		68,743,192

Pharmaceuticals & Biotechnology — 8.9%
AbbVie, Inc.	36,229	3,341,401
Agilent Technologies, Inc.	7,668	506,395
Amgen, Inc.	16,095	3,163,472
Bio-Techne Corporation	891	143,130
Biogen, Inc. (b)	5,054	1,689,906
BioMarin Pharmaceutical, Inc. (b)	4,188	421,145
Bristol-Myers Squibb Company	38,998	2,291,133
Celgene Corporation (b)	17,968	1,618,737
Gilead Sciences, Inc.	31,294	2,435,612
IQVIA Holdings, Inc. (b)	3,895	474,956
Jazz Pharmaceuticals PLC (a)(b)	1,425	246,639
Merck & Company, Inc.	64,397	4,241,830
Mettler-Toledo International, Inc. (b)	608	360,246

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
TESARO, Inc. (b)	977	$34,029
Vertex Pharmaceuticals, Inc. (b)	6,073	1,063,079
Waters Corporation (b)	1,873	369,487
Zoetis, Inc.	11,594	1,002,649

		23,403,846

Capital Goods — 6.7%
3M Company	14,230	3,021,314
A.O. Smith Corporation	3,500	208,355
AGCO Corporation	1,526	96,168
Air Lease Corporation	2,383	104,757
Allegion PLC (a)	2,246	183,139
Applied Industrial Technologies, Inc.	900	67,185
Builders FirstSource, Inc. (b)	2,585	46,349
Caterpillar, Inc.	14,286	2,054,327
Cummins, Inc.	3,764	537,537
Deere & Company	7,315	1,059,139
Dover Corporation	3,694	306,528
Eaton Corporation PLC	10,477	871,372
EMCOR Group, Inc.	1,399	107,653
Fastenal Company	6,877	391,508
Flowserve Corporation	3,101	137,467
Fortive Corporation	7,493	615,025
Fortune Brands Home & Security, Inc.	3,670	212,860
Graco, Inc.	4,155	191,712
Granite Construction, Inc.	1,102	59,453
H&E Equipment Services, Inc.	741	27,261
Illinois Tool Works, Inc.	7,357	1,054,479
Ingersoll-Rand PLC	5,971	588,203
Lennox International, Inc.	868	188,425
Lincoln Electric Holdings, Inc.	1,503	141,192
Masco Corporation	7,475	301,467
Meritor, Inc. (b)	1,997	41,138
Middleby Corporation (The) (b)	1,342	137,528
Owens Corning	2,649	164,821
Parker-Hannifin Corporation	3,195	540,115
Quanta Services, Inc. (b)	3,689	125,684
Rockwell Automation, Inc.	3,065	574,871
Roper Technologies, Inc.	2,469	745,391
Sensata Technologies Holding NV (b)	4,025	218,839
Snap-on, Inc.	1,367	231,830
Spirit AeroSystems Holdings, Inc.	2,751	256,531
Stanley Black & Decker, Inc.	3,698	552,740

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	SHARES	VALUE
Capital Goods — (continued)
Tennant Company	367	$29,855
Timken Company (The)	1,627	80,130
United Rentals, Inc. (b)	2,022	300,874
W.W. Grainger, Inc.	1,138	394,385
WABCO Holdings, Inc. (b)	1,267	159,237
Wabtec Corporation	2,037	224,722
Wesco Aircraft Holdings, Inc. (b)	1,261	15,069
Xylem, Inc.	4,313	330,203

		17,696,838

Semiconductors — 5.9%
Advanced Micro Devices, Inc. (b)	21,938	402,124
Analog Devices, Inc.	8,874	853,146
Applied Materials, Inc.	25,128	1,221,975
Intel Corporation	111,774	5,376,329
Lam Research Corporation	3,909	745,212
Microchip Technology, Inc.	5,641	527,039
NVIDIA Corporation	13,748	3,366,335
Skyworks Solutions, Inc.	4,327	409,248
Texas Instruments, Inc.	23,486	2,614,461

		15,515,869

Diversified Financials — 5.1%
Ally Financial, Inc.	10,488	280,659
American Express Company	17,465	1,738,117
Ameriprise Financial, Inc.	3,515	512,030
Bank of New York Mellon Corporation (The)	24,134	1,290,445
BlackRock, Inc.	2,879	1,447,446
Charles Schwab Corporation (The)	28,933	1,477,319
CME Group, Inc.	8,133	1,294,123
FactSet Research Systems, Inc.	921	185,452
Franklin Resources, Inc.	7,899	271,094
Invesco Ltd.	9,724	262,451
Legg Mason, Inc.	2,044	69,762
Moody’s Corporation	4,112	703,645
Northern Trust Corporation	5,173	564,995
S&P Global, Inc.	6,069	1,216,470
State Street Corporation	8,741	771,918
T. Rowe Price Group, Inc.	5,841	695,546
TD Ameritrade Holding Corporation	6,735	384,905
Voya Financial, Inc.	4,136	208,951

		13,375,328

	SHARES	VALUE
Healthcare Equipment & Services — 4.3%
ABIOMED, Inc. (b)	1,005	$356,303
Align Technology, Inc. (b)	1,817	648,033
AmerisourceBergen Corporation	3,932	321,755
Becton, Dickinson and Company	6,363	1,593,104
Cardinal Health, Inc.	7,484	373,826
Centene Corporation (b)	4,856	632,882
Cerner Corporation (b)	7,098	440,644
Cigna Corporation	5,814	1,043,148
Cooper Companies, Inc. (The)	1,166	303,743
DENTSPLY SIRONA, Inc.	5,483	263,787
Edwards Lifesciences Corporation (b)	5,023	715,526
Envision Healthcare Holdings, Inc. (b)	2,895	128,133
HCA Healthcare, Inc.	6,705	832,962
Henry Schein, Inc. (b)	3,649	289,767
Hologic, Inc. (b)	6,576	282,176
Humana, Inc.	3,298	1,036,166
IDEXX Laboratories, Inc. (b)	2,076	508,475
Laboratory Corporation of America Holdings (b)	2,454	430,284
MEDNAX, Inc. (b)	2,272	97,219
Patterson Companies, Inc.	2,040	50,021
Quest Diagnostics, Inc.	3,236	348,582
ResMed, Inc.	3,403	359,969
Select Medical Holdings Corporation (b)	2,671	55,557
Varian Medical Systems, Inc. (b)	2,168	250,296

		11,362,358

Retailing — 4.2%
AutoNation, Inc. (b)	1,452	70,466
Best Buy Company, Inc.	6,336	475,390
Booking Holdings, Inc. (b)	1,153	2,339,114
Buckle, Inc. (The)	624	15,007
Caleres, Inc.	952	31,883
CarMax, Inc. (b)	4,287	320,153
Foot Locker, Inc.	2,864	139,792
GameStop Corporation, Class A	2,203	31,745
Gap, Inc. (The)	5,528	166,780
Kohl’s Corporation	4,045	298,804
LKQ Corporation (b)	7,489	251,031
Lowe’s Companies, Inc.	19,835	1,970,409
Netflix, Inc. (b)	10,366	3,498,007
Nordstrom, Inc.	2,806	147,062
Nutrisystem, Inc.	711	28,440

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	SHARES	VALUE
Retailing — (continued)
Office Depot, Inc.	11,823	$29,676
Pool Corporation	959	146,967
Shutterfly, Inc. (b)	755	62,106
Signet Jewelers Ltd.	1,442	83,261
Tiffany & Company	2,670	367,285
Tractor Supply Company	3,000	234,120
Ulta Beauty, Inc. (b)	1,384	338,236

		11,045,734

Real Estate — 4.2%
American Tower Corporation	10,530	1,560,967
AvalonBay Communities, Inc.	3,309	585,197
Boston Properties, Inc.	3,724	467,474
CBRE Group, Inc., Class A (b)	7,781	387,494
Corporate Office Properties Trust	2,313	68,789
Digital Realty Trust, Inc.	4,941	599,936
Duke Realty Corporation	8,571	249,587
Equinix, Inc.	1,888	829,361
Equity Residential	8,845	578,728
Federal Realty Investment Trust	1,761	221,005
Forest City Realty Trust, Inc., Class A	5,386	134,488
HCP, Inc.	11,182	289,614
Host Hotels & Resorts, Inc.	17,450	365,403
Iron Mountain, Inc.	6,583	231,129
Jones Lang LaSalle, Inc.	1,078	184,349
Liberty Property Trust	3,471	148,767
Macerich Company (The)	2,554	150,839
PotlatchDeltic Corporation	1,429	66,806
Prologis, Inc.	12,685	832,390
Realogy Holdings Corporation	3,161	69,131
SBA Communications Corporation, Class A (b)	2,805	443,891
Simon Property Group, Inc.	7,668	1,351,178
UDR, Inc.	6,294	242,193
Vornado Realty Trust	4,066	292,427
Weyerhaeuser Company	18,121	619,376

		10,970,519

Food & Beverage — 3.9%
Archer-Daniels-Midland Company	13,393	646,346
Bunge Ltd.	3,361	232,346
Campbell Soup Company	4,382	179,224
Coca-Cola Company (The)	96,754	4,511,639
Darling Ingredients, Inc. (b)	3,824	76,824

	SHARES	VALUE
Food & Beverage — (continued)
General Mills, Inc.	13,651	$628,765
Hormel Foods Corporation	7,000	251,790
Ingredion, Inc.	1,694	171,602
JM Smucker Company (The)	2,698	299,802
Kellogg Company	6,156	437,261
Kraft Heinz Company (The)	14,604	879,891
McCormick & Company, Inc.	2,891	339,808
Mondelez International, Inc., Class A	35,562	1,542,679

		10,197,977

Technology Hardware & Equipment — 3.6%
Cisco Systems, Inc.	115,044	4,865,211
Cognex Corporation	4,085	215,606
CommScope Holding Company, Inc. (b)	4,554	146,229
Corning, Inc.	20,454	678,664
F5 Networks, Inc. (b)	1,479	253,471
Flex Ltd. (b)	12,757	178,088
Hewlett Packard Enterprise Company	37,614	580,760
HP, Inc.	39,265	906,236
Motorola Solutions, Inc.	3,835	465,185
Plantronics, Inc.	821	56,370
Super Micro Computer, Inc. (b)	833	18,409
TE Connectivity Ltd. (a)	8,361	782,339
Trimble, Inc. (b)	6,062	213,989
Xerox Corporation	5,401	140,264

		9,500,821

Transportation — 3.5%
AMERCO	202	76,170
ArcBest Corporation	548	25,509
Avis Budget Group, Inc. (b)	1,584	55,202
C.H. Robinson Worldwide, Inc.	3,343	308,325
CSX Corporation	20,160	1,424,909
Delta Air Lines, Inc.	4,284	233,135
Echo Global Logistics, Inc. (b)	579	19,946
Expeditors International of Washington, Inc.	4,208	320,523
Genesee & Wyoming, Inc., Class A (b)	1,472	126,592
Hertz Global Holdings, Inc. (b)	1,307	19,906
Kansas City Southern	2,458	285,792
Norfolk Southern Corporation	6,806	1,150,214
Ryder System, Inc.	1,233	96,544

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	SHARES	VALUE
Transportation — (continued)
Southwest Airlines Company	3,588	$208,678
Union Pacific Corporation	18,812	2,819,731
United Parcel Service, Inc., Class B	16,439	1,970,872

		9,142,048

Insurance — 3.4%
Aflac, Inc.	18,538	862,758
Allstate Corporation (The)	8,439	802,718
Arthur J. Gallagher & Company	4,363	311,300
Chubb Ltd. (a)	11,085	1,548,796
Hartford Financial Services Group, Inc. (The)	8,616	454,063
Loews Corporation	6,669	338,652
Marsh & McLennan Companies, Inc.	12,132	1,011,323
Principal Financial Group, Inc.	6,895	400,462
Progressive Corporation (The)	13,842	830,658
Prudential Financial, Inc.	10,105	1,019,696
Travelers Companies, Inc. (The)	6,456	840,184
Willis Towers Watson PLC (a)	3,143	501,057

		8,921,667

Household & Personal Products — 3.2%
Avon Products, Inc. (a)(b)	11,136	17,706
Clorox Company (The)	3,085	417,000
Colgate-Palmolive Company	19,903	1,333,700
Estee Lauder Companies, Inc. (The), Class A	5,345	721,254
Kimberly-Clark Corporation	8,352	950,959
Procter & Gamble Company (The)	60,215	4,870,189

		8,310,808

Consumer Services — 3.0%
Aramark	5,923	238,164
Choice Hotels International, Inc.	852	66,115
Darden Restaurants, Inc.	2,932	313,548
Domino’s Pizza, Inc.	971	255,043
Hilton Worldwide Holdings, Inc.	6,854	539,136
Jack in the Box, Inc.	728	61,327
Marriott International, Inc., Class A	7,279	930,547
McDonald’s Corporation	18,965	2,987,746
Royal Caribbean Cruises Ltd.	4,119	464,459
Starbucks Corporation	33,557	1,758,051
Vail Resorts, Inc.	961	266,072

		7,880,208

	SHARES	VALUE
Materials — 2.8%
Air Products & Chemicals, Inc.	5,270	$865,176
Albemarle Corporation	2,637	248,405
Avery Dennison Corporation	2,133	244,612
Axalta Coating Systems Ltd. (b)	5,344	161,656
Ball Corporation	7,882	307,162
Compass Minerals International, Inc.	794	53,873
Domtar Corporation	1,457	70,257
Ecolab, Inc.	6,233	876,983
H.B. Fuller Company	1,174	66,542
International Flavors & Fragrances, Inc.	1,860	246,934
Minerals Technologies, Inc.	819	61,916
Mosaic Company (The)	8,720	262,559
Newmont Mining Corporation	12,626	463,122
PPG Industries, Inc.	5,954	658,870
Praxair, Inc.	6,887	1,153,572
Schnitzer Steel Industries, Inc., Class A	728	23,988
Sealed Air Corporation	3,998	176,192
Sherwin-Williams Company (The)	2,020	890,275
Sonoco Products Company	2,382	132,963
WestRock Company	6,074	352,170

		7,317,227

Banks — 2.2%
Bank of Hawaii Corporation	987	79,444
Cathay General Bancorp	1,772	73,697
CIT Group, Inc.	2,709	143,387
Citizens Financial Group, Inc.	11,742	467,097
Comerica, Inc.	4,119	399,296
First Republic Bank	3,853	380,907
Heartland Financial USA, Inc.	587	34,486
International Bancshares Corporation	1,312	58,318
KeyCorp	25,501	532,206
M&T Bank Corporation	3,402	589,737
New York Community Bancorp, Inc.	11,548	124,372
Old National Bancorp	3,227	62,765
People’s United Financial, Inc.	8,390	152,950
PNC Financial Services Group, Inc. (The)	11,320	1,639,476
Regions Financial Corporation	26,752	497,855
Signature Bank	1,301	142,733
SVB Financial Group (b)	1,282	394,702

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	SHARES	VALUE
Banks — (continued)
Umpqua Holdings Corporation	5,336	$113,657

		5,887,085

Consumer Durables & Apparel — 2.2%
Callaway Golf Company	2,397	46,118
Columbia Sportswear Company	808	70,280
Deckers Outdoor Corporation (b)	666	75,145
Ethan Allen Interiors, Inc.	540	12,150
Garmin Ltd. (a)	2,638	164,743
Hanesbrands, Inc.	8,465	188,431
Hasbro, Inc.	2,846	283,490
La-Z-Boy, Inc.	1,083	33,032
Mattel, Inc.	8,185	129,896
Meritage Homes Corporation (b)	916	39,525
Michael Kors Holdings Ltd. (a)(b)	3,583	239,094
Mohawk Industries, Inc. (b)	1,514	285,177
Newell Brands, Inc.	11,752	307,785
NIKE, Inc., Class B	31,021	2,385,825
PVH Corporation	1,839	282,323
Tupperware Brands Corporation	1,275	46,805
Under Armour, Inc., Class A (b)	4,427	88,407
Under Armour, Inc., Class C (b)	4,607	86,335
VF Corporation	8,086	744,478
Whirlpool Corporation	1,545	202,550
Wolverine World Wide, Inc.	2,208	78,119

		5,789,708

Telecommunication Services — 2.2%
CenturyLink, Inc.	22,902	429,871
Cincinnati Bell, Inc. (b)	821	10,960
Sprint Corporation (b)	19,289	104,739
Verizon Communications, Inc.	98,648	5,094,183

		5,639,753

Media — 2.1%
Discovery, Inc., Class A (b)	3,696	98,240
Discovery, Inc., Class C (b)	7,181	176,293
John Wiley & Sons, Inc., Class A	1,148	72,496
Liberty Global PLC, Class A (a)(b)	4,740	133,810
Liberty Global PLC, Series C (a)(b)	13,112	355,860
New York Times Company (The), Class A	3,198	79,310
Omnicom Group, Inc.	5,490	377,877
Scholastic Corporation	689	28,773
Walt Disney Company (The)	35,907	4,077,599

		5,400,258

	SHARES	VALUE
Renewable Energy & Energy Efficiency — 0.8%
Acuity Brands, Inc.	1,006	$139,864
Itron, Inc. (b)	873	53,428
Johnson Controls International, PLC	22,188	832,272
Ormat Technologies, Inc.	869	47,143
Tesla, Inc. (b)	3,028	902,768

		1,975,475

Commercial & Professional Services — 0.7%
ACCO Brands Corporation	2,744	35,123
ASGN, Inc. (b)	1,253	113,146
Copart, Inc. (b)	5,014	287,753
Deluxe Corporation	1,123	66,178
Dun & Bradstreet Corporation (The)	899	113,175
Essendant, Inc.	801	13,321
Exponent, Inc.	1,265	61,858
Heidrick & Struggles International, Inc.	362	14,806
HNI Corporation	1,054	45,607
ICF International, Inc.	407	29,976
IHS Markit Ltd. (a)(b)	9,615	509,883
Interface, Inc.	1,437	32,189
Kelly Services, Inc.	787	19,116
Knoll, Inc.	1,032	23,272
ManpowerGroup, Inc.	1,569	146,325
Navigant Consulting, Inc. (b)	1,017	22,130
R.R. Donnelley & Sons Company	1,494	8,815
Resources Connection, Inc.	605	9,620
Robert Half International, Inc.	2,954	223,795
Steelcase, Inc.	1,826	25,107
Team, Inc. (b)	585	12,753
Tetra Tech, Inc.	1,315	79,952
TrueBlue, Inc. (b)	978	26,455

		1,920,355

Food & Staples Retailing — 0.3%
Sysco Corporation	11,813	793,952

Automobiles & Components — 0.2%
Autoliv, Inc. (a)	2,066	211,682
BorgWarner, Inc.	4,953	227,937
Harley-Davidson, Inc.	3,982	170,788

		610,407

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2018	concluded

	SHARES	VALUE
Utilities — 0.1%
American Water Works Company, Inc.	4,266	$376,475

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,185	62,141
United Natural Foods, Inc. (b)	1,194	38,447

		100,588

Total Common Stocks (Cost $167,869,748)		261,878,496

SHORT-TERM INVESTMENT — 0.3%
UMB Money Market Fiduciary Account , 0.25% (c) (Cost $635,070)		635,070

Total Short-term Investments (Cost $635,070)		635,070

TOTAL INVESTMENTS (d) — 100.0%
(Cost $168,504,818)		262,513,566
Other Assets Less Liabilities — 0.0%		73,563

NET ASSETS — 100.0%		$262,587,129

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $172,317,676 resulting in gross unrealized appreciation and depreciation of $94,963,269 and $4,767,379 respectively, or net unrealized appreciation of $90,195,890.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS July 31, 2018

COMMON STOCKS — 99.3%
	SHARES	VALUE
Japan — 21.9%
Aeon Company, Ltd.	13,800	$280,399
Ajinomoto Company, Inc.	9,700	171,743
Asahi Kasei Corporation	19,500	260,656
Asics Corporation	2,900	47,192
Astellas Pharma, Inc.	26,900	438,763
Chugai Pharmaceutical Co., Ltd.	4,500	228,896
Daifuku Company, Ltd.	1,500	66,104
Daikin Industries Ltd.	3,500	418,355
Daiwa House Industry Company, Ltd.	9,400	342,776
Denso Corporation	6,300	311,630
Eisai Company, Ltd.	3,500	301,323
Fujitsu Ltd.	28,000	190,832
Honda Motor Company, Ltd.	23,000	702,205
Kao Corporation	6,700	489,448
KDDI Corporation	25,600	712,624
Komatsu Ltd.	13,300	392,990
Kubota Corporation	14,800	248,463
Murata Manufacturing Company, Ltd.	2,500	437,440
Nintendo Co., Ltd.	1,600	541,099
Nippon Express Company, Ltd.	1,500	98,188
Nitto Denko Corporation	2,500	181,390
NTT DOCOMO, Inc.	19,600	504,601
Obayashi Corporation	12,500	130,502
Omron Corporation	3,100	140,302
Panasonic Corporation	30,800	395,753
Sekisui House Ltd.	12,900	219,887
Sompo Holdings, Inc.	4,900	199,156
Sony Corporation	17,300	929,820
Sumitomo Chemical Company, Ltd.	25,000	143,968
Sumitomo Metal Mining Company, Ltd.	3,700	133,003
Sumitomo Mitsui Trust Holdings, Inc.	5,300	210,525
Suntory Beverage & Food Ltd.	2,400	102,099
Sysmex Corporation	2,300	218,100
Tokyu Corporation	12,000	206,598
Toray Industries, Inc.	22,700	175,921
West Japan Railway Company	3,700	258,667
Yamaha Corp.	3,000	140,380
Yaskawa Electric Corporation	3,500	115,748

		11,087,546

	SHARES	VALUE
Germany — 13.7%
adidas AG	2,554	$564,657
Allianz SE	5,927	1,311,340
Beiersdorf AG	2,102	245,021
Deutsche Boerse AG	2,614	344,480
HeidelbergCement AG	2,418	205,370
Henkel AG & Company KGaA	1,418	152,052
Henkel AG & Company KGaA (a)	2,402	301,414
Merck KGaA	1,726	177,421
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,131	472,206
SAP SE	13,232	1,539,976
Sartorius AG	471	76,571
Siemens AG	10,795	1,523,553

		6,914,061

France — 11.9%
Atos SE	1,499	200,856
AXA SA	26,450	666,446
Bouygues SA	5,163	226,724
Cie Generale des Etablissements Michelin SCA	2,850	365,980
Danone SA	8,329	653,910
Essilor International Cie Generale d’Optique SA	2,816	414,966
Getlink	7,734	102,086
Kering	1,032	548,477
L’Oreal SA	3,362	821,553
Orange SA	35,719	608,697
Schneider Electric SE	7,491	601,254
Unibail-Rodamco-Westfield	2,028	450,206
Vivendi SA	14,053	364,090

		6,025,245

Canada — 8.7%
Agnico Eagle Mines Ltd.	3,530	147,886
Bank of Montreal	9,510	753,768
Bank of Nova Scotia (The)	16,817	996,558
Canadian Imperial Bank of Commerce	6,590	601,403
Canadian National Railway Company	10,502	937,422
CGI Group, Inc. (b)	3,874	250,087
Metro, Inc.	5,258	177,274
Restaurant Brands International, Inc.	3,408	217,411

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS July 31, 2018	continued

	SHARES	VALUE
Canada — (continued)
Rogers Communications, Inc., Class B	5,678	$289,465

		4,371,274

United Kingdom — 8.4%
Barratt Developments PLC	18,910	132,440
Berkeley Group Holdings PLC	2,120	103,763
BT Group PLC	115,002	351,783
Coca-Cola European Partners PLC	5,300	218,572
easyJet PLC	2,834	60,182
Investec PLC	10,166	73,589
ITV PLC	55,337	119,593
J Sainsbury PLC	24,873	106,658
Johnson Matthey PLC	2,868	141,296
Kingfisher PLC	32,003	124,416
Legal & General Group PLC	99,081	340,964
Marks & Spencer Group PLC	33,514	135,446
Mediclinic International PLC	6,751	45,316
Mondi PLC	5,416	148,911
Pearson PLC	12,222	148,029
Quilter PLC (b)(c)	—	1
RELX PLC	17,821	388,261
Standard Chartered PLC	44,148	398,085
Travis Perkins PLC	4,598	72,153
Unilever PLC	16,446	939,447
Wm Morrison Supermarkets PLC	47,855	164,085

		4,212,990

Switzerland — 7.1%
Givaudan SA	161	376,834
Lonza Group AG (b)	1,035	318,575
Roche Holding AG	9,558	2,347,771
Swiss Re AG	4,524	414,754
Vifor Pharma AG	783	148,100

		3,606,034

Australia — 6.4%
AMP Ltd.	61,094	154,505
BlueScope Steel Ltd.	12,450	163,590
Brambles Ltd.	35,111	257,865
Dexus	19,906	149,339
Goodman Group	42,605	305,430
Insurance Australia Group Ltd.	33,160	198,231
LendLease Group	9,233	138,142
Newcrest Mining Ltd.	13,863	222,708
Ramsay Health Care Ltd.	3,350	139,890

	SHARES	VALUE
Australia — (continued)
Stockland	63,265	$195,487
Transurban Group	34,669	301,458
Westpac Banking Corporation	46,476	1,017,465

		3,244,110

Denmark — 3.7%
Coloplast A/S, Class B	1,739	189,671
Novo Nordisk A/S, Class B	23,891	1,188,503
Novozymes A/S	3,558	187,344
Pandora A/S	1,534	108,932
Vestas Wind Systems A/S	2,872	185,328

		1,859,778

Hong Kong — 2.4%
BOC Hong Kong Holdings Ltd.	56,500	274,219
Hang Seng Bank Ltd.	12,217	332,938
Hong Kong Exchanges & Clearing Ltd.	17,400	515,655
Hysan Development Company, Ltd.	19,000	104,171

		1,226,983

Spain — 2.3%
Banco Bilbao Vizcaya Argentaria SA	93,556	685,337
Industria de Diseno Textil SA	15,045	493,021

		1,178,358

Netherlands — 2.0%
Akzo Nobel NV	3,637	335,907
CNH Industrial NV	15,027	176,406
RELX NV	13,832	300,820
STMicroelectronics NV	9,931	214,324

		1,027,457

Italy — 1.7%
Assicurazioni Generali SpA	16,618	294,680
Intesa Sanpaolo SpA	183,987	563,837

		858,517

Sweden — 1.6%
Boliden AB	5,212	155,149
Essity AB, Class B	9,019	225,605
Skandinaviska Enskilda Banken AB, Class A	28,693	306,729

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS July 31, 2018	concluded

	SHARES	VALUE
Sweden — (continued)
Skanska AB B Shares	6,234	$117,263

		804,746

Singapore — 1.5%
Ascendas Real Estate Investment Trust	67,100	135,782
City Developments Ltd.	9,800	72,232
DBS Group Holdings Ltd.	25,349	498,732
Singapore Airlines Ltd.	8,700	63,128

		769,874

Ireland — 1.3%
CRH PLC (d)	51	1,742
CRH PLC (e)	11,520	394,005
Kerry Group PLC, Class A	2,425	257,189

		652,936

Jersey — 1.1%
Ferguson PLC	3,564	281,058
WPP PLC	17,532	274,228

		555,286

Norway — 1.0%
Norsk Hydro ASA	18,774	107,087
Orkla ASA	16,584	140,330
Telenor ASA	12,467	243,878

		491,295

Belgium — 0.9%
KBC Group NV	3,584	275,131
Umicore SA	2,974	174,041

		449,172

Finland — 0.8%
UPM-Kymmene OYJ	7,740	274,551
Wartsila OYJ Abp	6,390	138,331

		412,882

New Zealand — 0.4%
Fletcher Building Ltd.	20,534	98,404
Ryman Healthcare Ltd.	9,897	82,127

		180,531

	SHARES	VALUE
Israel — 0.2%
Bank Hapoalim BM	16,576	$117,230

Luxembourg — 0.2%
SES SA	5,596	111,861

Portugal — 0.1%
Jeronimo Martins SGPS SA	4,344	64,546

Total Common Stocks (Cost $48,179,683)		50,222,712

SHORT-TERM INVESTMENT — 0.3%
UMB Money Market Fiduciary Account , 0.25% (f) (Cost $132,839)		132,839

Total Short-term Investments (Cost $132,839)		132,839

TOTAL INVESTMENTS (g) — 99.6%
(Cost $48,312,522)		50,355,551
Other Assets Less Liabilities — 0.4%		196,003

NET ASSETS — 100.0%		$50,551,554

(a)	Preference shares.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1.

(d)	Shares of this security are traded on the London Stock Exchange.
(e)	Shares of this security are traded on the Irish Stock Exchange.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $48,499,120 resulting in gross unrealized appreciation and depreciation of $3,829,715 and $1,973,284 respectively, or net unrealized appreciation of $1,856,431.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2018

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $199,721,640, $168,504,818 and $48,312,522, respectively)	$246,748,010	$262,513,566	$50,355,551
Foreign cash, at value (cost $54,371)	—	—	54,445
Receivables for:
Capital stock sold	296,235	221,220	110,744
Interest	530,826	150	47
Dividends	86,978	267,834	122,424

Total assets	247,662,049	263,002,770	50,643,211

LIABILITIES:
Payable for capital stock repurchased	286,155	145,088	45,745
Accrued expenses	310,101	270,553	45,912

Total liabilities	596,256	415,641	91,657

NET ASSETS	$247,065,793	$262,587,129	$50,551,554

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$195,296,915	$169,803,600	$48,452,875
Undistributed net investment income/accumulated net investment loss	34,608	54,133	(55,647)
Accumulated net realized gains/(losses) on investments and foreign currency transactions	4,707,900	(1,279,352)	112,267
Net unrealized appreciation (depreciation) on:
Investments	47,026,370	94,008,748	2,043,029
Foreign currency translations	—	—	(970)

NET ASSETS	$247,065,793	$262,587,129	$50,551,554

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$247,065,793	$232,608,946	$18,743,844
Shares of beneficial interest issued and outstanding	9,132,454	5,389,701	1,630,352
Net asset value per share	$27.05	$43.16	$11.50

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$29,978,183	$31,807,710
Shares of beneficial interest issued and outstanding	—	694,579	2,765,515
Net asset value per share	$—	$43.16	$11.50

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2018

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$1,815,521	$710	$237
Dividend and other income (net of $29,090, $0 and $162,414 foreign withholding taxes, respectively)	2,332,402	4,305,581	1,197,657

Total investment income	4,147,923	4,306,291	1,197,894

EXPENSES:
Administrative services fee	1,986,725	2,445,620	324,379
Investment advisory fee	1,555,869	561,780	112,116

Total expenses	3,542,594	3,007,400	436,495

NET INVESTMENT INCOME	605,329	1,298,891	761,399

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,187,360	1,854,977	156,288
Foreign currency transactions	—	—	(6,763)
Change in net unrealized appreciation (depreciation) on:
Investments	12,063,552	29,117,667	165,738
Foreign currency translations	—	—	(3,238)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,250,912	30,972,644	312,025

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,856,241	$32,271,535	$1,073,424

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2018	FOR THE YEAR ENDED JULY 31, 2017	FOR THE YEAR ENDED JULY 31, 2018	FOR THE YEAR ENDED JULY 31, 2017	FOR THE YEAR ENDED JULY 31, 2018	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$605,329	$647,853	$1,298,891	$1,424,671	$761,399	$193,510
Net realized gain on investments and foreign currency transactions	4,187,360	3,776,773	1,854,977	1,436,238	149,525	60,159
Change in net unrealized appreciation on investments and foreign currency translations	12,063,552	13,909,438	29,117,667	23,990,608	162,500	1,879,559

Net increase in net assets resulting from operations	16,856,241	18,334,064	32,271,535	26,851,517	1,073,424	2,133,228

Dividends and distributions to shareholders:
From net investment income
Individual Investor Class	(465,630)	(284,607)	(1,165,506)	(1,131,540)	(281,782)	(56,292)
Institutional Class	—	—	(71,333)	—	(551,637)	(135,400)
From net realized gains
Individual Investor Class	(2,807,871)	(3,916,901)	(1,128,976)	(2,567,630)	(30,723)	—
Institutional Class	—	—	—	—	(52,139)	—

Total dividends and distributions	(3,273,501)	(4,201,508)	(2,365,815)	(3,699,170)	(916,281)	(191,692)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	35,948,771	43,679,879	57,834,330	53,553,039	13,677,715	10,129,789
Institutional Class	—	—	29,249,139	—	20,068,024	15,819,621
Reinvestment of dividends and distributions
Individual Investor Class	3,194,407	4,074,147	2,229,665	3,611,454	302,041	55,005
Institutional Class	—	—	45,798	—	600,880	135,400
Payments for shares redeemed
Individual Investor Class[1]	(31,330,054)	(30,021,602)	(63,840,970)	(46,519,786)	(3,345,164)	(2,850,001)
Institutional Class[2]	—	—	(118,633)	—	(4,570,070)	(1,570,365)

Net increase in net assets resulting from capital share transactions	7,813,124	17,732,424	25,399,329	10,644,707	26,733,426	21,719,449

Total increase in net assets	21,395,864	31,864,980	55,305,049	33,797,054	26,890,569	23,660,985
NET ASSETS:
Beginning of period	225,669,929	193,804,949	207,282,080	173,485,026	23,660,985	—

End of period	$247,065,793	$225,669,929	$262,587,129	$207,282,080	$50,551,554	$23,660,985

Undistributed net investment income/accumulated net investment loss	34,608	59,796	54,133	80,431	(55,647)	(2,540)

[1]	Net of redemption fee proceeds of $5,812, $7,443, $16,057, $5,463, $2,490, and $514, respectively.
[2]	Net of redemption fee proceeds of $0, $0, $218, $0, $1,590, and $243, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$25.55	$23.93	$25.07	$23.74	$21.43

Income (loss) from investment operations:
Net investment income	0.07	0.08	0.02	0.01	0.09
Net realized and unrealized gain (loss) on investments	1.79	2.05	(0.48)	2.51	2.31

Total increase (decrease) from investment operations	1.86	2.13	(0.46)	2.52	2.40

Less dividends:
Dividends from net investment income	(0.05)	(0.03)	—	(0.02)	(0.09)
Distributions from net realized gains	(0.31)	(0.48)	(0.68)	(1.17)	—

Total decrease from dividends	(0.36)	(0.51)	(0.68)	(1.19)	(0.09)

Net Asset Value, end of year	$27.05	$25.55	$23.93	$25.07	$23.74

Total return	7.32%	9.07%	(1.73)%	10.84%	11.20%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$247,066	$225,670	$193,805	$179,714	$121,907
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.25%	0.31%	0.10%	0.03%	0.44%
Portfolio turnover	18%	26%	24%	30%	42%

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$38.05	$33.65	$32.73	$30.11	$26.30

Income from investment operations:
Net investment income	0.22	0.27	0.27	0.20	0.19
Net realized and unrealized gain on investments	5.28	4.84	1.27	2.96	3.79

Total increase from investment operations	5.50	5.11	1.54	3.16	3.98

Less dividends:
Dividends from net investment income	(0.20)	(0.22)	(0.25)	(0.19)	(0.17)
Distributions from net realized gains	(0.19)	(0.49)	(0.37)	(0.35)	—

Total decrease from dividends	(0.39)	(0.71)	(0.62)	(0.54)	(0.17)

Net Asset Value, end of year	$43.16	$38.05	$33.65	$32.73	$30.11

Total return	14.52%	15.42%	4.83%	10.54%	15.16%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$232,609	$207,282	$173,485	$138,403	$95,358
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.53%	0.76%	0.89%	0.68%	0.72%
Portfolio turnover	18%	17%	19%	13%	32%

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE PERIOD APRIL 30, 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
Net Asset Value, beginning of period	$40.86

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain on investments	2.35

Total increase from investment operations	2.44

Less dividends:
Dividends from net investment income	(0.14)
Distributions from net realized gains	—

Total decrease from dividends	(0.14)

Net Asset Value, end of period	$43.16

Total return	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$29,978
Ratio of expenses to average net assets	0.95	%(b)
Ratio of net investment income to average net assets	0.83	%(b)
Portfolio turnover	18	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEAR ENDED JULY 31, 2018	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
Net Asset Value, beginning of period	$11.31	$10.00

Income from investment operations:
Net investment income	0.17	0.10
Net realized and unrealized gain on investments	0.24	1.31

Total increase from investment operations	0.41	1.41

Less dividends:
Dividends from net investment income	(0.19)	(0.10)
Distributions from net realized gains	(0.03)	—

Total decrease from dividends	(0.22)	(0.10)

Net Asset Value, end of period	$11.50	$11.31

Total return	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$18,744	$8,087
Ratio of expenses to average net assets	1.28%	1.28	%(b)
Ratio of net investment income to average net assets	1.71%	1.79	%(b)
Portfolio turnover	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEAR ENDED JULY 31, 2018	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
Net Asset Value, beginning of period	$11.31	$10.00

Income from investment operations:
Net investment income	0.21	0.12
Net realized and unrealized gain on investments	0.23	1.31

Total increase from investment operations	0.44	1.43

Less dividends:
Dividends from net investment income	(0.22)	(0.12)
Distributions from net realized gains	(0.03)	—

Total decrease from dividends	(0.25)	(0.12)

Net Asset Value, end of period	$11.50	$11.31

Total return	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$31,808	$15,574
Ratio of expenses to average net assets	0.98%	0.98	%(b)
Ratio of net investment income to average net assets	2.01%	2.09	%(b)
Portfolio turnover	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

For non-U.S. securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$162,024,868	$ —	$ —	$162,024,868
BONDS & NOTES	—	79,688,479	—	79,688,479
CERTIFICATES OF DEPOSIT	—	329,372	—	329,372
SHORT-TERM OBLIGATIONS	—	4,705,291	—	4,705,291

TOTAL	$162,024,868	$84,723,142	$ —	$246,748,010

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$261,878,496	$ —	$ —	$261,878,496
SHORT-TERM OBLIGATIONS	—	635,070	—	635,070

TOTAL	$261,878,496	$635,070	$ —	$262,513,566

The following is a summary of the inputs used to value the International Index Fund’s net assets as of July 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$11,087,546	$ —	$11,087,546
GERMANY	—	6,914,061	—	6,914,061
FRANCE	450,206	5,575,039	—	6,025,245
CANADA	4,371,274	—	—	4,371,274
UNITED KINGDOM	218,573	3,994,417	—	4,212,990
SWITZERLAND	—	3,606,034	—	3,606,034
AUSTRALIA	—	3,244,110	—	3,244,110
DENMARK	—	1,859,778	—	1,859,778
HONG KONG	—	1,226,983	—	1,226,983
SPAIN	—	1,178,358	—	1,178,358
NETHERLANDS	—	1,027,457	—	1,027,457
ITALY	—	858,517	—	858,517
SWEDEN	—	804,746	—	804,746
SINGAPORE	—	769,874	—	769,874
IRELAND	257,189	395,747	—	652,936
JERSEY	—	555,286	—	555,286
NORWAY	—	491,295	—	491,295
BELGIUM	—	449,172	—	449,172
FINLAND	—	412,882	—	412,882
NEW ZEALAND	—	180,531	—	180,531
ISRAEL	—	117,230	—	117,230
LUXEMBOURG	111,861	—	—	111,861
PORTUGAL	—	64,546	—	64,546

TOTAL COMMONS STOCKS	5,409,103	44,813,609	—	50,222,712

SHORT-TERM OBLIGATIONS	—	132,839	—	132,839

TOTAL	$5,409,103	$44,946,448	$ —	$50,355,551

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended July 31, 2018, there were no transfers in and out of Level 1, Level 2 and Level 3 for the Balanced Fund or Equity Fund. None of the Funds held any Level 3 securities during the year ended July 31, 2018. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period. Transfers between Level 1 and Level 2 in the International Index Fund relate to the use of a fair value model developed by an independent pricing service to assist in valuing non-U.S. securities. The International Index Fund applies fair value pricing in accordance with procedures approved by the Board of Trustees. The following is a reconciliation of transfers between Levels for the International Index Fund from July 31, 2017 to July 31, 2018, represented by recognizing the July 31, 2018 market value of securities:

International Index Fund
Transfers into Level 1	$450,206
Transfers out of Level 1	(225,605)

Net transfers in (out) of level 1	224,601

Transfers into Level 2	225,605
Transfers out of Level 2	(450,206)

Net transfers in (out) of level 2	$(224,601)

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund and the International Index Fund are authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or the International Index Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund or the International Index Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2018, neither the Balanced Fund, the Equity Fund nor the International Index Fund utilized options or wrote put or call options.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(D)

Repurchase Agreements:    The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal, and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of July 31, 2018, neither the Balanced Fund, the Equity Fund, nor the International Index Fund held repurchase agreements.

(E)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had no open foreign currency spot contracts outstanding as of July 31, 2018.

(F)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(G)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

unrecognized tax benefits as of July 31, 2018. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2018. At July 31, 2018, the tax years 2015 through 2018 remain open to examination by the Internal Revenue Service.

(H)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2018, the Balanced Fund, Equity Fund and International Index Fund received $5,812, $16,275 and $4,080 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(I)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2018, no liability has been accrued.

(J)

Offsetting of Assets and Liabilities:    As of July 31, 2018, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2018, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agrees to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. This waiver of fees shall continue until the earliest of 1) the termination of the Advisory Agreement, 2) the date as of which the Balanced Fund ceases to operate or 3) November 28, 2018. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. This waiver of fees shall continue until the earliest of 1) the termination of the Subadvisory Agreement, 2) the date as of which the Balanced Fund ceases to operate or 3) November 28, 2018. Prior to February 1, 2018, Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2018, Green Century accrued fees of $852,773 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2018, Green Century accrued fees of $117,514 and $100,000 to Northern Trust for the Equity Fund and the International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets up to but not including $250 million and 1.43% of the Fund’s average daily net assets equal to and in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2018, Green Century accrued fees of $144,618, $153,529, and $92,749 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2018, Green Century accrued fees of $128,514 and $41,000 to MSCI for the Equity Fund and International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the year ended July 31, 2018, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $51,285,230 and $40,581,097, respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $67,270,948 and $42,788,409, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $37,773,186 and $11,134,093, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2018 were as follows:

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
Undistributed ordinary income	$576,130	$1,146,828	$17,201
Undistributed long-term capital gains	4,012,498	1,440,811	226,017

Tax accumulated earnings	4,588,628	2,587,639	243,218

Accumulated capital and other losses	—	—	—
Unrealized appreciation (depreciation)	47,180,250	90,195,890	1,856,431
Foreign currency translations	—	—	(970)

Distributable net earnings (deficit)	$51,768,878	$92,783,529	$2,098,679

The tax character of distributions paid during the fiscal year ended July 31, 2018 and the period ended July 31, 2017 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2017
Ordinary income	$1,805,215	$694,269	$1,490,368	$1,131,540
Long-term capital gains	1,468,286	3,507,239	875,447	2,567,630

	INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2018	PERIOD ENDED JULY 31, 2017
Ordinary income	$916,281	$191,692
Long-term capital gains	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND	BALANCED FUND
	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2017
Shares sold	1,368,015	1,795,775
Reinvestment of dividends	121,135	171,939
Shares redeemed	(1,189,813)	(1,234,278)

	299,337	733,436

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2017	PERIOD ENDED JULY 31, 2018
Shares sold	1,432,689	1,531,879	696,290
Reinvestment of dividends	54,138	105,260	1,099
Shares redeemed	(1,544,874)	(1,345,694)	(2,810)

	(58,047)	291,445	694,579

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2018	PERIOD ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2018	PERIOD ENDED JULY 31, 2017
Shares sold	1,173,479	983,656	1,728,175	1,508,010
Reinvestment of dividends	26,688	5,042	53,083	12,463
Shares redeemed	(285,075)	(273,438)	(393,058)	(143,158)

	915,092	715,260	1,388,200	1,377,315

NOTE 6 — Subsequent Events

Subsequent to July 31, 2018 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no other events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Green Century Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Green Century Balanced Fund, Green Century Equity Fund, and Green Century MSCI International Index Fund (collectively, the Funds), each a series of Green Century Funds, including the portfolios of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, except for Green Century MSCI International Index Fund for which the date is the year ended July 31, 2018 and the period from September 30, 2016 (commencement of operations) through July 31, 2017, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Green Century investment companies since 1995.

Boston, Massachusetts

September 26, 2018

TAX INFORMATION

For the year ended July 31, 2018, the Balanced Fund, Equity Fund, and International Fund, respectively, had 100%, 100%, and 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2018, the Balanced Fund, Equity Fund, and International Fund, respectively, had 100%, 100%, and 100% of dividends paid from net investment income designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2018. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 2014	Managing Director, AltEnergy, LLC (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Advisory Board member, CardioReady LLC (since 2011); Board member, Voices for Progress (since 2014).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 57	Trustee since 2015	Chief Investment Officer, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners (2011 to 2015).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 71	Trustee since 2015	Retired; Director, Trillium Asset Management (2013 to 2014)	3

Laurie Moskowitz 114 State Street Suite 200 Boston, MA 02109 Age: 53	Trustee since 2014	Senior Director, US Campaigns, The ONE Campaign (since 2011).	3

Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 62	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994); Trustee and Chair of Finance Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010 to 2013).	3

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 53	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 70	Chairperson since 2009; Trustee since 1991	Consultant, Rainville Petito, PLLC (since 2016); Consultant, Danielson Rainville Attorneys, PLLC (2016); Director and President, Gunnison Valley Housing Foundation (since 2011); Director (since 2011) and President (since 2016), Coal Creek Watershed Coalition; Senior Attorney, Starr and Associates, PC (1982 to 2014).	3

Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 71	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); Chairman, U.S. PIRG (since 1983); Chairman, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 56	Trustee since 1991	President (2006 to 2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); Acting Director, Fair Share (since 2012); President, Environment America Research and Policy Center (since 2007).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 65	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 59	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2018

Balanced

Fund

Equity

Fund

International

Fund

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Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Bancroft R. Poor, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Poor is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/18: $79,800.00

For the fiscal year ended 7/31/17: $67,800.00

(b)

Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/18: $18,000.00

For the fiscal year ended 7/31/17: $13,900.00

(d)

All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/18: $18,000.00

For the fiscal year ended 7/31/17: $13,900.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)Certifications	for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 5, 2018

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 5, 2018